Exhibit 99.1
For immediate release
July 18, 2007
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q2 2007
DALLAS — July 18, 2007 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the second quarter of 2007.
•	EPS increased 29% for the quarter

•	Net income increased 33%

•	Loans held for investment grew 28%

•	Total deposits grew 7%
“Once again, we have reported another quarter of exceptional growth — all organic with no acquisitions,” said Jody Grant, Chairman and CEO. “Our adherence to our model and our focus on expense control have enabled us to continue improving profitability. We look forward to a strong second half of 2007.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

			%
	Q2 2007	Q2 2006	Change
QUARTERLY OPERATING RESULTS
Net Income(1)	$8,385	$6,323	33%
Diluted EPS(1)	$.31	$.24	29%
ROA(1)	.88%	.78%
ROE(1)	12.59%	11.36%
Diluted Shares	26,711	26,525

BALANCE SHEET
Total Assets(1)	$3,943,518	$3,381,099	17%
Demand Deposits	495,010	532,130	(7)%
Total Deposits	3,112,560	2,922,494	7%
Loans Held for Investment	3,083,911	2,417,814	28%
Total Loans(1)	3,267,679	2,550,926	28%
Stockholders’ Equity	270,097	224,693	20%

(1)	From continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $8.4 million for the second quarter of 2007 compared to $6.3 million for the second quarter of 2006. On a fully diluted basis, earnings per share from continuing operations were $.31 for the three months ended June 30, 2007, compared to $.24 for the same quarter last year, an increase of 29 percent. Results of discontinued operations were net loss of $180,000 and net income of $18,000 for the second quarters 2007 and 2006, respectively. Due to the minor differences between reported earnings and income from continuing operations, the discussion below relates only to continuing operations.
Return on average equity was 12.59 percent and return on average assets was .88 percent for the second quarter of 2007, compared to 11.36 and .78 percent, respectively, for the second quarter of 2006.
Net interest income was $34.5 million for the second quarter of 2007, compared to $29.0 million for the second quarter of 2006. The increase was due to an increase in average earning assets of $604.5 million over levels reported in the second quarter of 2006. The increase in average earning assets included a $604.7 million increase in average loans held for investment and an increase of $88.5 million in average loans held for sale, offset by a decrease of $86.1 million in average securities. The net interest margin in the second quarter of 2007 was 3.83 percent, a 4 basis point decrease from the second quarter of 2006 and a 5 basis point increase from the first quarter of 2007.
Average total deposits increased by $440.0 million from the second quarter of 2006 and decreased by $82.5 from the first quarter of 2007. For the same periods, the average balance of demand deposits decreased by 2.2 percent to $458.1 million from $468.4 million during the second quarter of 2006 and increased $19.0 million, or 4 percent, from the first quarter of 2007. Average interest bearing liabilities increased $563.8 million from the second quarter of 2006, which included a $64.6 million increase in other borrowings.
Key measures of credit quality remained favorable. In the second quarter of 2007, net charge-offs were $27,000, compared to net charge-offs of $1.5 million in the second quarter of 2006 and net recoveries of $386,000 in the first quarter of 2007. For the most recent 12-month period, net charge-offs were $34,000. Non-accrual loans were $8.7 million, or .28 percent of loans at the end of the second quarter of 2007, compared to $5.1 million, or .21 percent of loans at the end of second quarter of 2006, and $8.8 million, or .31 percent at the end of the first quarter of 2007. Loans 90 days past due and still accruing were $1.9 million at the end of the second quarter of 2007 compared to $2.7 million at the end of the second quarter of 2006. At June 30, 2007, the $1.9 million of past due loans included $1.2 million in premium finance loans. The premium finance loans are generally secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date. Loans 90 days past due also include a USDA guaranteed loan of $554,000. The Company recorded a $1.5 million provision for loan losses in the second quarter of 2007, compared to $2.3 million in the second quarter of 2006 and $1.2 million in the first quarter of 2007. Reserve coverage of historical losses, non-performing assets and classified loans remains strong. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the second quarter of 2007 increased $1.3 million, or 33 percent, to $5.3 million from $4.0 million in the second quarter of 2006. The increase is primarily related to a $678,000 increase in rental income on leased equipment from $815,000 to $1.5 million related to expansion of our operating lease portfolio. Trust fee income increased $328,000 due to continued growth of trust assets.
Non-interest expense for the second quarter of 2007 increased $4.2 million, or 20 percent, to $25.4 million from $21.2 million in the second quarter of 2006. The increase is primarily related to a $2.3 million increase in salaries and employee benefits to $14.8 million from $12.5 million, of which $563,000 relates to an increase in FAS 123R expense. The remaining increase in salaries and employee benefits resulted from growth, including higher level of variable incentives. Expansion of the operating lease portfolio resulted in an increase of $418,000 in equipment depreciation expense to $1.2 million in the second quarter of 2007 from $786,000 in the second quarter of 2006.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2007	2007	2006	2006	2006

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$72,419	$67,163	$66,178	$62,848	$57,434
Interest expense	37,948	35,496	34,346	32,747	28,421

Net interest income	34,471	31,667	31,832	30,101	29,013
Provision for loan losses	1,500	1,200	1,000	750	2,250

Net interest income after provision for loan losses	32,971	30,467	30,832	29,351	26,763
Non-interest income	5,288	5,136	4,833	4,478	3,989
Non-interest expense	25,411	24,095	23,993	21,635	21,156

Income from continuing operations before income taxes	12,848	11,508	11,672	12,194	9,596
Income tax expense	4,463	3,922	3,958	4,157	3,273

Net income from continuing operations	8,385	7,586	7,714	8,037	6,323
Income (loss) from discontinued operations (after-tax)	(180)	36	356	(167)	18

Net income	$8,205	$7,622	$8,070	$7,870	$6,341

Diluted EPS from continuing operations	$.31	$.29	$.29	$.30	$.24
Diluted EPS	$.31	$.29	$.31	$.30	$.24

Diluted shares	26,711,437	26,440,556	26,373,726	26,411,834	26,524,552

CONSOLIDATED BALANCE SHEET DATA(1)
Total assets	$3,943,518	$3,807,232	$3,658,505	$3,463,009	$3,381,099
Loans held for investment	3,083,911	2,885,963	2,722,097	2,543,059	2,417,814
Loans held for sale	183,768	208,074	199,014	151,255	133,112
Securities	490,967	508,296	532,053	554,732	573,053
Demand deposits	495,010	507,686	513,930	467,750	532,130
Total deposits	3,112,560	3,086,737	3,069,330	2,776,648	2,922,494
Other borrowings	421,668	331,118	211,559	338,801	173,730
Long-term debt	113,406	113,406	113,406	113,406	72,168
Stockholders’ equity	270,097	263,616	253,515	239,792	224,693
End of period shares	26,189,562	26,101,994	26,065,124	26,031,829	25,940,874
Book value (excluding securities gains/losses)	$10.64	$10.27	$9.93	$9.50	$9.20
Tangible book value	$10.01	$9.79	$9.23	$8.71	$8.18

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	3.83%	3.78%	3.86%	3.80%	3.87%
Return on average assets	.88%	.84%	.87%	.94%	.78%
Return on average equity	12.59%	12.12%	12.53%	13.83%	11.36%
Non-interest income to earning assets	.58%	.61%	.58%	.56%	.53%
Efficiency ratio	63.9%	65.5%	65.4%	62.6%	64.1%
Non-interest expense to earning assets	2.80%	2.86%	2.89%	2.71%	2.80%
From consolidated
Net interest margin	3.84%	3.77%	3.84%	4.01%	4.10%
Return on average assets	.86%	.84%	.90%	.91%	.78%
Return on average equity	12.32%	12.18%	13.11%	13.54%	11.39%

Tier 1 capital ratio	9.8%	9.8%	9.7%	11.1%	10.1%
Total capital ratio	10.9%	11.1%	11.2%	11.8%	10.7%
Tier 1 leverage ratio	9.4%	9.5%	9.2%	10.2%	9.1%

(1)	From continuing operations

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	June 30,	June 30,	%
	2007	2006	Change

Assets
Cash and due from banks	$83,603	$163,737	(49)%
Securities, available-for-sale	490,967	573,053	(14)%
Loans held for sale	183,768	133,112	38%
Loans held for sale from discontinued operations	1,264	31,381	(96)%
Loans held for investment (net of unearned income)	3,083,911	2,417,814	28%
Less: Allowance for loan losses	24,062	19,646	22%

Loans held for investment, net	3,059,849	2,398,168	28%
Premises and equipment, net	33,776	26,031	30%
Accrued interest receivable and other assets	83,622	74,590	12%
Goodwill and intangibles, net	7,933	12,408	(36)%

Total assets	$3,944,782	$3,412,480	16%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$495,010	$532,130	(7)%
Interest bearing	1,631,397	1,592,239	2%
Interest bearing in foreign branches	986,153	798,125	24%

Total deposits	3,112,560	2,922,494	7%

Accrued interest payable	6,678	5,880	14%
Other liabilities	20,373	13,515	51%
Federal funds purchased	148,450	100,060	48%
Repurchase agreements	22,672	70,557	(68)%
Other borrowings	250,546	3,113	N/M
Long-term debt	113,406	72,168	57%

Total liabilities	3,674,685	3,187,787	15%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 26,189,562 and 25,940,874 at June 30, 2007 and 2006, respectively	262	259
Additional paid-in capital	186,319	178,204
Retained earnings	91,990	60,223
Treasury stock (shares at cost: 84,691 and 84,274 at June 30, 2007 and 2006, respectively)	(581)	(573)
Deferred compensation	573	573
Accumulated other comprehensive loss	(8,466)	(13,993)

Total stockholders’ equity	270,097	224,693	20%

Total liabilities and stockholders’ equity	$3,944,782	$3,412,480	16%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended June 30		Six Months Ended June 30
	2007	2006	2007	2006

Interest income
Interest and fees on loans	$66,526	$50,692	$127,700	$94,492
Securities	5,868	6,726	11,837	13,557
Federal funds sold	10	3	15	27
Deposits in other banks	15	13	30	24

Total interest income	72,419	57,434	139,582	108,100
Interest expense
Deposits	29,731	22,369	60,621	41,676
Federal funds purchased	3,767	2,433	5,920	4,341
Repurchase agreements	270	1,562	664	2,764
Other borrowings	2,117	890	2,129	1,444
Long-term debt	2,063	1,167	4,110	1,995

Total interest expense	37,948	28,421	73,444	52,220

Net interest income	34,471	29,013	66,138	55,880
Provision for loan losses	1,500	2,250	2,700	2,250

Net interest income after provision for loan losses	32,971	26,763	63,438	53,630
Non-interest income
Service charges on deposit accounts	953	805	1,846	1,661
Trust fee income	1,194	866	2,271	1,709
Bank owned life insurance (BOLI) income	301	292	599	578
Brokered loan fees	574	483	1,053	852
Equipment rental income	1,493	815	2,952	1,328
Other	773	728	1,703	1,603

Total non-interest income	5,288	3,989	10,424	7,731
Non-interest expense
Salaries and employee benefits	14,762	12,484	29,319	24,330
Net occupancy expense	2,055	1,953	4,075	3,964
Leased equipment depreciation	1,204	786	2,411	1,167
Marketing	728	905	1,485	1,607
Legal and professional	1,742	1,360	3,403	2,812
Communications and data processing	838	733	1,670	1,425
Franchise taxes	89	104	130	165
Other	3,993	2,831	7,013	5,815

Total non-interest expense	25,411	21,156	49,506	41,285

Income from continuing operations before income taxes	12,848	9,596	24,356	20,076
Income tax expense	4,463	3,273	8,385	6,846

Income from continuing operations (after-tax)	8,385	6,323	15,971	13,230
Income (loss) from discontinued operations (after-tax)	(180)	18	(144)	(246)

Net income	$8,205	$6,341	$15,827	$12,984

Basic earnings per share:
Income from continuing operations	$.32	$.24	$.61	$.51
Net income	$.31	$.24	$.61	$.50

Diluted earnings per share:
Income from continuing operations	$.31	$.24	$.60	$.50
Net income	$.31	$.24	$.60	$.49

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2007	2007	2006	2006	2006

Beginning balance	$22,589	$21,003	$20,841	$19,646	$18,909
Loans charged-off:
Commercial	93	146	837	70	1,618
Consumer	3	—	—	—	—
Leases	58	—	36	—	30

Total	154	146	873	70	1,648
Recoveries:
Commercial	49	504	12	441	5
Consumer	—	13	—	—	—
Leases	78	15	23	74	130

Total recoveries	127	532	35	515	135

Net charge-offs (recoveries)	27	(386)	838	(445)	1,513
Provision for loan losses	1,500	1,200	1,000	750	2,250

Ending balance	$24,062	$22,589	$21,003	$20,841	$19,646

Reserve to loans held for investment (2)	.78%	.78%	.77%	.82%	.81%
Reserve to average loans held for investment (2)	.81%	.82%	.80%	.84%	.83%
Net charge-offs (recoveries) to average loans (1) (2)	.00%	(.06)%	.13%	(.07)%	.26%
Net charge-offs (recoveries) to average loans for last twelve months(1) (2)	.00%	.06%	.08%	.05%	.07%
Provision for loan losses to average loans (1) (2)	.20%	.18%	.15%	.12%	.38%

Non-performing loans:
Loans past due (90 days) (3)	$1,860	$4,828	$2,192	$2,627	$2,746
Non-accrual	8,718	8,843	9,088	6,432	5,063

Total	$10,578	$13,671	$11,280	$9,059	$7,809

Other real estate owned	$89	$89	$882	$882	$89

Reserve to non-performing loans	2.3x	1.7x	1.9x	2.3x	2.5x
Reserve to non-accrual loans	2.8x	2.6x	2.3x	3.2x	3.9x
Reserve to non-performing assets	2.3x	1.6x	1.7x	2.1x	2.5x
Non-accrual loans to loans(2)	.28%	.31%	.33%	.25%	.21%
Loans past due 90 days to loans(2)	.06%	.17%	.08%	.10%	.11%
Non-performing loans to loans(2)	.34%	.47%	.41%	.36%	.32%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At June 30, 2007, loans past due 90 days and still accruing includes premium finance loans of $1.2 million. These loans are generally secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date. The total also includes $554,000 USDA guaranteed loans.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2007	2007	2006	2006	2006

Interest income
Interest and fees on loans	$66,526	$61,174	$59,882	$56,320	$50,692
Securities	5,868	5,969	6,266	6,488	6,726
Federal funds sold	10	5	14	24	3
Deposits in other banks	15	15	16	16	13

Total interest income	72,419	67,163	66,178	62,848	57,434
Interest expense
Deposits	29,731	30,890	29,487	28,337	22,369
Federal funds purchased	3,767	2,153	1,793	1,753	2,433
Repurchase agreements	270	394	587	665	1,562
Other borrowings	2,117	12	393	634	890
Long-term debt	2,063	2,047	2,086	1,358	1,167

Total interest expense	37,948	35,496	34,346	32,747	28,421

Net interest income	34,471	31,667	31,832	30,101	29,013
Provision for loan losses	1,500	1,200	1,000	750	2,250

Net interest income after provision for loan losses	32,971	30,467	30,832	29,351	26,763
Non-interest income
Service charges on deposit accounts	953	893	865	780	805
Trust fee income	1,194	1,077	1,073	1,008	866
Bank owned life insurance (BOLI) income	301	298	301	255	292
Brokered loan fees	574	479	521	656	483
Equipment rental income	1,493	1,459	1,433	1,147	815
Other	773	930	640	632	728

Total non-interest income	5,288	5,136	4,833	4,478	3,989
Non-interest expense
Salaries and employee benefits	14,762	14,557	13,711	12,542	12,484
Net occupancy expense	2,055	2,020	2,111	1,907	1,953
Leased equipment depreciation	1,204	1,207	1,002	928	786
Marketing	728	757	785	690	905
Legal and professional	1,742	1,661	2,084	1,590	1,360
Communications and data processing	838	832	862	843	733
Franchise taxes	89	41	58	58	104
Other	3,993	3,020	3,380	3,077	2,831

Total non-interest expense	25,411	24,095	23,993	21,635	21,156

Income from continuing operations before income taxes	12,848	11,508	11,672	12,194	9,596
Income tax expense	4,463	3,922	3,958	4,157	3,273

Income from continuing operations (after-tax)	8,385	7,586	7,714	8,037	6,323
Income (loss) from discontinued operations (after-tax)	(180)	36	356	(167)	18

Net income	$8,205	$7,622	$8,070	$7,870	$6,341

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	2nd Quarter 2007			1st Quarter 2007			4th Quarter 2006			3rd Quarter 2006			2nd Quarter 2006
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$452,118	$5,435	4.82%	$467,219	$5,535	4.80%	$490,001	$5,830	4.72%	$507,156	$6,055	4.74%	$537,934	$6,291	4.69%
Securities — Non-taxable(2)	48,291	666	5.53%	48,549	668	5.58%	48,573	669	5.46%	48,595	666	5.44%	48,614	669	5.52%
Federal funds sold	768	10	5.22%	418	5	4.85%	1,004	14	5.53%	1,750	24	5.44%	200	3	6.02%
Deposits in other banks	1,264	15	4.76%	1,097	15	5.55%	1,207	16	5.26%	1,498	16	4.24%	908	13	5.74%
Loans held for sale	191,979	3,440	7.19%	156,400	2,791	7.24%	155,620	2,791	7.12%	150,225	2,747	7.25%	103,483	1,752	6.79%
Loans held for investment	2,964,863	63,086	8.53%	2,767,834	58,383	8.55%	2,620,307	57,091	8.64%	2,479,057	53,573	8.57%	2,360,189	48,940	8.32%
Less reserve for loan losses	22,633	—	—	21,001	—	—	20,751	—	—	19,823	—	—	19,129	—	—

Loans, net of reserve	3,134,209	66,526	8.51%	2,903,233	61,174	8.55%	2,755,176	59,882	8.62%	2,609,459	56,320	8.56%	2,444,543	50,692	8.32%

Total earning assets	3,636,650	72,652	8.01%	3,420,516	67,397	7.99%	3,295,961	66,411	7.99%	3,168,458	63,081	7.90%	3,032,199	57,668	7.63%
Cash and other assets	205,011			231,412			225,092			217,663			208,502

Total assets	$3,841,661			$3,651,928			$3,521,053			$3,386,121			$3,240,701

Liabilities and Stockholders’ Equity
Transaction deposits	$93,488	$236	1.01%	$105,592	$282	1.08%	$97,428	$276	1.12%	$99,549	$284	1.13%	$112,046	$310	1.11%
Savings deposits	794,668	8,792	4.44%	821,526	9,175	4.53%	879,452	10,063	4.54%	769,271	8,703	4.49%	701,007	7,257	4.15%
Time deposits	655,440	8,416	5.15%	769,485	9,756	5.14%	598,258	7,658	5.08%	643,708	8,069	4.97%	684,630	7,784	4.56%
Deposits in foreign branches	966,686	12,287	5.10%	915,229	11,677	5.17%	875,851	11,490	5.20%	845,338	11,281	5.29%	562,223	7,018	5.01%

Total interest bearing deposits	2,510,282	29,731	4.75%	2,611,832	30,890	4.80%	2,450,989	29,487	4.77%	2,357,866	28,337	4.77%	2,059,906	22,369	4.36%
Other borrowings	469,999	6,154	5.25%	207,303	2,559	5.01%	219,644	2,773	5.01%	238,350	3,052	5.08%	405,424	4,885	4.83%
Long-term debt	113,406	2,063	7.30%	113,406	2,047	7.32%	113,406	2,086	7.30%	73,064	1,358	7.37%	64,521	1,167	7.25%

Total interest bearing liabilities	3,093,687	37,948	4.92%	2,932,541	35,496	4.91%	2,784,039	34,346	4.89%	2,669,280	32,747	4.87%	2,529,851	28,421	4.51%
Demand deposits	458,096			439,071			470,701			464,645			468,449
Other liabilities	22,650			26,494			22,106			21,633			19,055
Stockholders’ equity	267,228			253,822			244,207			230,563			223,346

Total liabilities and stockholders’ equity	$3,841,661			$3,651,928			$3,521,053			$3,386,121			$3,240,701

Net interest income		$34,704			$31,901			$32,065			$30,334			$29,247
Net interest margin			3.83%			3.78%			3.86%			3.80%			3.87%

(1) The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2) Taxable equivalent rates used where applicable.

Additional information from discontinued operations:

Loans held for sale	$4,155			$12,068			$22,763			$27,422			$33,806
Borrowed funds	4,155			12,068			22,763			27,422			33,806
Net interest income		$115			$46			$87			$1,972			$2,113
Net interest margin — consolidated			3.84%			3.77%			3.84%			4.01%			4.10%